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                                EXHIBIT 25
                  ELECTRONIC SUMMARY - POWER OF ATTORNEY

     Each of the undersigned, a director of Oxford Industries, Inc. (the "Company"), does hereby constitute and appoint David K. Ginn and Thomas Caldecort Chubb, III, his true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 for the fiscal year ended June 3, 1994 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact full power and authority to sign such documents on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorneys-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  July 18, 1994

                          Oxford Industries, Inc.

     BEN B. BLOUNT, JR.                      CECIL D. CONLEE
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     Ben B. Blount, Jr.                      Cecil D. Conlee
     Director                                Director

     JOHN B. ELLIS                           TOM GALLAGHER
- ------------------------------       ------------------------------
     John B. Ellis                           Tom Gallagher
     Director                                Director

     BRADLEY HALE                      CLIFFORD M. KIRTLAND, JR.
- ------------------------------       ------------------------------
     Bradley Hale                      Clifford M. Kirtland, Jr.
     Director                                Director

     J. REESE LANIER                     KNOWLTON J. O'REILLY
- -------------------------            ------------------------------
     J. Reese Lanier                     Knowlton J. O'Reilly
     Director                                Director

     ROBERT E. SHAW                          ROBERT STRICKLAND
- -------------------------            ------------------------------
     Robert E. Shaw                          Robert Strickland
     Director                                Director